UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       March 14, 2005
                                                 -------------------------------


                               AVOCENT CORPORATION
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             (Exact name of registrant as specified in its charter)


         DELAWARE                  000-30575                 91-2032368
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(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)            File Number)            Identification No.)


4991 CORPORATE DRIVE                                    HUNTSVILLE, AL 35805
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code     (256) 430-4000
                                                   -----------------------------

                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

     On March 14, 2005, Avocent Corporation held a conference call discussing its current revenue estimate for the first quarter of 2005. The prepared remarks from that conference call are incorporated herein by reference and furnished as
Exhibit 99.6 hereto.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

         Exhibit Number     Description of Exhibit
         --------------     ----------------------
         99.6               Prepared Remarks from March 14, 2005 Conference Call


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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AVOCENT CORPORATION

Date:  March 14, 2005
                             By: /s/ Samuel F. Saracino
                                 -----------------------------------------------
                                 Samuel F. Saracino
                                 Executive Vice President of Legal and Corporate Affairs, General Counsel, and Secretary

                                  EXHIBIT INDEX
                                  -------------

Exhibit                    Description
-------                    -----------
99.6                       Prepared Remarks from March 14, 2005 Conference Call